Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Expands Board; Appoints New Director

HOUSTON, February 13, 2017 — Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today announced that it is expanding its Board of Directors to 10 Directors and has appointed Carin M. Barth to fill the newest position.

Ms. Barth is co-founder and President of LB Capital Inc., a private equity investment firm established in 1988. She currently serves on the Board of Directors of Enterprise Holdings LLC, the General Partner of Enterprise Product Partners L.P. and Black Stone Minerals L.P., where she is chair of the Audit Committee. Ms. Barth also serves as Chair of the Investment Advisory Committee for Texas Tech University, a Trustee of the Welch Foundation, and a board member of the Ronald McDonald House of Houston.

Group 1 Automotive CEO Earl Hesterberg said, “It is exciting to add Carin to our Board. She has a long history of corporate and civic governance excellence with very large organizations based in our home market of Houston and throughout the state of Texas.” Group 1 Chairman of the Board John Adams added, “Carin is a well-respected business and civic leader who will provide additional depth and great financial expertise to our Board. She is a terrific addition.”

Barth received a B.S. from the University of Alabama and an M.B.A. from Vanderbilt University’s Owen Graduate School of Management.

ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 157 automotive dealerships, 208 franchises, and 38 collision centers in the United States, the United Kingdom and Brazil that offer 31 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com